UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: April 30, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

CORE PLUS BOND FUND

FORM N-Q

APRIL 30, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited)	April 30, 2009

FACE AMOUNT	SECURITY	Value
MORTGAGE-BACKED SECURITIES - 41.9%
FHLMC - 7.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
$635,790	5.271% due 1/1/36 (a)(b)	$658,880
220,621	5.763% due 2/1/37 (a)(b)	230,501
448,143	6.439% due 2/1/37 (a)(b)	468,040
448,739	5.883% due 5/1/37 (a)(b)	469,019
560,037	5.934% due 5/1/37 (a)(b)	585,554
	Gold:
7,293,108	5.500% due 5/1/13-4/1/38 (b)	7,554,529
759,909	6.500% due 9/1/14-1/1/32 (b)	807,890
1,170,664	6.000% due 3/1/17 (b)	1,226,625

	Total FHLMC	12,001,038

FNMA - 29.5%
	Federal National Mortgage Association (FNMA):
8,087	6.500% due 2/1/14-6/1/15 (b)	8,559
8,500,000	5.500% due 5/18/24 (b)(c)	8,846,638
12,129,731	6.000% due 6/1/32-7/1/37 (b)	12,727,304
11,077,127	5.000% due 6/1/35-8/1/38 (b)	11,337,041
2,309,933	5.500% due 11/1/36-6/1/38 (b)	2,396,567
1,980,041	5.838% due 8/1/37 (a)(b)	2,068,955
9,200,000	5.000% due 5/12/39 (b)(c)	9,463,065
1,800,000	6.500% due 5/12/39 (b)(c)	1,907,158

	Total FNMA	48,755,287

GNMA - 5.1%
	Government National Mortgage Association (GNMA):
5,109	8.500% due 11/15/27	5,668
3,663,958	6.000% due 7/15/29-2/15/37	3,830,745
455,078	6.500% due 9/15/36-10/15/36	479,387
2,100,000	5.000% due 5/19/39 (c)	2,173,172
1,700,000	5.500% due 5/19/39 (c)	1,763,753
200,000	6.500% due 5/19/39 (c)	210,344

	Total GNMA	8,463,069

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $66,826,244)	69,219,394

ASSET-BACKED SECURITIES - 4.9%
FINANCIALS - 4.9%
Credit Card - 0.5%
780,000	Washington Mutual Inc. Master Note Trust, 0.481% due 9/15/13 (a)(d)	761,487

Home Equity - 4.2%
2,426	Ameriquest Mortgage Securities Inc., 0.808% due 9/25/34 (a)	2,380
1,046,290	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32	716,478
830,658	Countrywide Asset-Backed Certificates, 0.888% due 3/25/47 (a)(d)	336,185
405,357	EMC Mortgage Loan Trust, 0.888% due 1/25/41 (a)(d)(e)	343,164
	GMAC Mortgage Corp. Loan Trust:
1,108,489	0.782% due 2/25/36 (a)	265,345
284,867	0.648% due 11/25/36 (a)	83,422
266,014	GSRPM Mortgage Loan Trust, 0.838% due 10/25/46 (a)(d)(e)	79,826
1,121,025	Lehman XS Trust, 0.568% due 6/25/37 (a)	774,402
89,903	Option One Mortgage Loan Trust, 1.278% due 2/25/33 (a)	51,544
	RAAC Series:
131,959	0.728% due 1/25/46 (a)(d)	83,278
328,239	0.818% due 10/25/46 (a)(d)	144,174
	Renaissance Home Equity Loan Trust:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Home Equity - 4.2% (continued)
$35,332	0.868% due 6/25/33 (a)	$18,944
364,636	0.938% due 12/25/33 (a)	166,783
	SACO I Trust:
35,087	0.638% due 4/25/35 (a)(d)	10,936
1,029,440	0.608% due 9/25/35 (a)	272,953
4,614,427	Structured Asset Securities Corp., 5.270% due 4/25/35	3,615,030

	Total Home Equity	6,964,844

Student Loan - 0.2%
300,000	Nelnet Student Loan Trust, 2.572% due 4/25/24 (a)	271,528

	TOTAL ASSET-BACKED SECURITIES (Cost - $12,477,459)	7,997,859

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0%
166,380	American Home Mortgage Assets, 0.628% due 9/25/46 (a)	64,383
60,000	Banc of America Commercial Mortgage Inc., 5.620% due 2/10/51	40,881
272,077	Banc of America Funding Corp., 5.262% due 12/20/34 (a)	170,067
451,946	Banc of America Mortgage Securities Inc., 5.171% due 12/25/34 (a)	325,433
2,009,763	Bayview Commercial Asset Trust, 0.708% due 4/25/36 (a)(d)	1,155,614
	Countrywide Alternative Loan Trust:
151,913	5.500% due 10/25/33	127,234
2,473,179	5.500% due 8/25/34	2,194,639
106,319	0.657% due 3/20/46 (a)	39,436
860,040	0.642% due 12/20/46 (a)	279,866
335,076	Deutsche Mortgage Securities Inc., 0.888% due 6/25/34 (a)	242,262
343,087	First Horizon Alternative Mortgage Securities, 0.808% due 2/25/37 (a)	153,757
	Greenpoint Mortgage Funding Trust:
811,345	0.538% due 9/25/46 (a)	635,462
1,190,179	0.518% due 2/25/47 (a)	581,080
868,893	0.568% due 4/25/47 (a)	533,613
	Harborview Mortgage Loan Trust:
1,191,919	0.647% due 9/19/46 (a)	450,917
943,270	0.667% due 7/19/47 (a)	368,698
	IMPAC Secured Assets Corp.:
58,841	0.708% due 7/25/35 (a)	21,471
335,164	0.638% due 5/25/36 (a)	117,635
969,571	Indymac Index Mortgage Loan Trust, 5.836% due 8/25/37 (a)	419,734
893,994	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420% due 1/15/49	680,675
	LB-UBS Commercial Mortgage Trust:
1,500,000	4.739% due 7/15/30	1,282,147
600,000	4.954% due 9/15/30	523,855
	MASTR Adjustable Rate Mortgage Trust:
1,116,735	4.556% due 7/25/34 (a)	778,955
415,475	4.817% due 2/25/35 (a)	222,727
206,687	MASTR Alternative Loans Trust, PAC, 0.838% due 11/25/33 (a)	137,908
1,105,523	Merrill Lynch Mortgage Investors Inc., 4.485% due 2/25/35 (a)	869,709
	Merrill Lynch Mortgage Trust:
414,780	5.415% due 11/12/37 (a)	368,260
1,043,863	5.840% due 5/12/39 (a)	886,889
304,780	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51 (a)	207,620
653,541	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	428,558
538,324	RBSGC Mortgage Pass-Through Certificates, 0.888% due 1/25/37 (a)	212,496
500,000	Residential Accredit Loans Inc., 0.643% due 9/25/46 (a)	118,118
160,255	Residential Asset Securitization Trust, PAC, 0.838% due 5/25/34 (a)	106,173
5,862	Structured Adjustable Rate Mortgage Loan Trust, 5.331% due 7/25/34 (a)	4,457

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
$571,372	5.506% due 9/25/36 (a)	$339,169
236,341	0.758% due 8/25/45 (a)	111,852
1,224,445	2.553% due 9/25/46 (a)	342,845
62,041	2.383% due 6/25/47 (a)	22,335
1,164,441	Wells Fargo Mortgage Backed Securities Trust, 4.537% due 4/25/35 (a)	937,610

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $25,107,178)	16,504,540

COLLATERALIZED SENIOR LOAN - 0.2%
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
443,250	First Data Corp., Term Loan, 3.465% due 10/15/14 (a) (Cost - $428,567)	324,958

CORPORATE BONDS & NOTES - 34.0%
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.0%
25,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	5,000

Automobiles - 0.0%
	General Motors Corp., Senior Debentures:
563,000	8.250% due 7/15/23 (f)	53,485
31,000	8.375% due 7/15/33 (f)	2,790

	Total Automobiles	56,275

Diversified Consumer Services - 0.1%
	Service Corp. International, Senior Notes:
24,000	7.625% due 10/1/18	22,020
73,000	7.500% due 4/1/27	56,758

	Total Diversified Consumer Services	78,778

Hotels, Restaurants & Leisure - 0.2%
277,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	131,575
	MGM MIRAGE Inc.:
173,000	Notes, 6.750% due 9/1/12	103,800
38,000	Senior Notes, 7.625% due 1/15/17	21,945
	Station Casinos Inc.:
79,000	Senior Notes, 7.750% due 8/15/16 (g)(h)	27,255
35,000	Senior Subordinated Notes, 6.875% due 3/1/16 (g)(h)	1,312

	Total Hotels, Restaurants & Leisure	285,887

Household Durables - 0.0%
69,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	63,135

Media - 2.0%
30,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (g)(h)	2,475
28,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (g)(h)	25,550
48,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (d)	32,880
318,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	77,910
69,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	77,491
	Comcast Corp.:
	Notes:
539,000	6.500% due 1/15/15	557,044
55,000	5.875% due 2/15/18	54,534
20,000	Senior Notes, 6.500% due 1/15/17	20,608
	CSC Holdings Inc., Senior Notes:
14,000	6.750% due 4/15/12	13,755

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Media - 2.0% (continued)
$50,000	8.625% due 2/15/19 (d)	$50,625
	DISH DBS Corp., Senior Notes:
35,000	7.000% due 10/1/13	33,600
66,000	6.625% due 10/1/14	61,545
35,000	7.750% due 5/31/15	33,425
86,000	LIN Television Corp., Senior Subordinated Notes, 6.500% due 5/15/13	47,730
	News America Inc.:
864,000	Notes, 5.300% due 12/15/14	862,949
20,000	Senior Notes, 6.650% due 11/15/37	15,919
240,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	251,669
	Time Warner Cable Inc., Senior Notes:
560,000	8.750% due 2/14/19	630,599
210,000	8.250% due 4/1/19	232,483
325,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	294,613

	Total Media	3,377,404

	TOTAL CONSUMER DISCRETIONARY	3,866,479

CONSUMER STAPLES - 1.5%
Beverages - 0.6%
620,000	Diageo Capital PLC, Notes, 7.375% due 1/15/14	691,455
300,000	PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	362,691

	Total Beverages	1,054,146

Food & Staples Retailing - 0.5%
	CVS Caremark Corp.:
510,000	Notes, 6.600% due 3/15/19	540,460
351,059	Pass-Through Certificates, 6.943% due 1/10/30 (d)	271,365

	Total Food & Staples Retailing	811,825

Tobacco - 0.4%
430,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	503,282
150,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	132,078

	Total Tobacco	635,360

	TOTAL CONSUMER STAPLES	2,501,331

ENERGY - 6.9%
Energy Equipment & Services - 0.4%
400,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	450,948
135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	100,575
130,000	Smith International Inc., Senior Notes, 9.750% due 3/15/19	137,613
3,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	2,849

	Total Energy Equipment & Services	691,985

Oil, Gas & Consumable Fuels - 6.5%
339,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	268,507
	Anadarko Petroleum Corp., Senior Notes:
480,000	8.700% due 3/15/19	504,345
94,000	6.450% due 9/15/36	71,457
290,000	Apache Corp., Notes, 6.000% due 9/15/13	313,406
570,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	615,177
	Chesapeake Energy Corp., Senior Notes:
17,000	6.375% due 6/15/15	15,087
31,000	6.625% due 1/15/16	27,745
14,000	6.250% due 1/15/18	11,865
135,000	7.250% due 12/15/18	118,800
	Compagnie Generale de Geophysique SA, Senior Notes:
24,000	7.500% due 5/15/15	20,280
100,000	7.750% due 5/15/17	80,500
480,000	ConocoPhillips, Notes, 6.500% due 2/1/39	477,126

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 6.5% (continued)
$175,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	$180,842
	El Paso Corp.:
	Medium-Term Notes:
9,000	7.800% due 8/1/31	6,783
258,000	7.750% due 1/15/32	193,881
484,000	Senior Subordinated Notes, 7.000% due 6/15/17	437,263
270,000	Energy Transfer Partners LP, Senior Notes, 9.000% due 4/15/19	295,121
550,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14	602,684
28,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	23,800
	Gazprom, Loan Participation Notes:
366,000	6.212% due 11/22/16 (d)	277,245
310,000	Senior Notes, 6.510% due 3/7/22 (d)	208,475
	Hess Corp., Notes:
560,000	8.125% due 2/15/19	614,559
20,000	7.875% due 10/1/29	19,027
229,000	7.300% due 8/15/31	207,480
424,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17 (d)	286,200
440,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (d)	393,800
	Kerr-McGee Corp., Notes:
221,000	6.950% due 7/1/24	176,690
297,000	7.875% due 9/15/31	236,671
	Kinder Morgan Energy Partners LP:
450,000	Medium-Term Notes, 6.950% due 1/15/38	392,359
164,000	Notes, 6.750% due 3/15/11	168,392
	Senior Notes:
50,000	5.850% due 9/15/12	49,952
21,000	6.000% due 2/1/17	19,835
410,000	Noble Energy Inc., Senior Notes, 8.250% due 3/1/19	447,567
510,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	576,437
	OPTI Canada Inc., Senior Secured Notes:
94,000	7.875% due 12/15/14	50,995
58,000	8.250% due 12/15/14	32,190
21,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	20,685
359,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	292,086
277,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	283,925
54,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (d)(g)(h)	2,025
350,000	Shell International Finance BV, Senior Notes, 6.375% due 12/15/38	373,780
48,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	44,004
14,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	12,110
	Williams Cos. Inc.:
100,000	Debentures, 7.500% due 1/15/31	82,949
	Notes:
180,000	7.875% due 9/1/21	178,096
315,000	8.750% due 3/15/32	296,801
180,000	Senior Notes, 7.750% due 6/15/31	153,367
	XTO Energy Inc., Senior Notes:
48,000	7.500% due 4/15/12	50,241
460,000	6.500% due 12/15/18	468,342
30,000	6.750% due 8/1/37	28,565

	Total Oil, Gas & Consumable Fuels	10,709,519

	TOTAL ENERGY	11,401,504

FINANCIALS - 12.2%
Capital Markets - 2.4%
270,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	276,172
158,000	Credit Suisse Guernsey Ltd., Junior Subordinated Notes, 5.860% due 5/15/17 (a)(i)	86,100

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Capital Markets - 2.4% (continued)
$20,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (a)(i)	$9,898
	Goldman Sachs Group Inc.:
366,000	Notes, 4.500% due 6/15/10	369,396
	Senior Notes:
230,000	6.000% due 5/1/14	229,359
180,000	7.500% due 2/15/19	185,021
	Kaupthing Bank HF, Senior Notes:
120,000	5.750% due 10/4/11 (d)(g)(h)	9,600
1,020,000	7.625% due 2/28/15 (d)(e)(g)(h)	59,925
20,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(h)(i)	2
190,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (a)(h)	19
1,070,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 6.750% due 12/28/17 (h)	107
	Morgan Stanley:
422,000	Medium-Term Notes, 1.557% due 10/18/16 (a)	298,208
	Senior Notes:
400,000	2.000% due 9/22/11	401,679
30,000	3.250% due 12/1/11	31,164
390,000	1.950% due 6/20/12	388,539
1,410,000	Subordinated Notes, 4.750% due 4/1/14	1,193,139
390,000	State Street Corp., Senior Notes, 2.150% due 4/30/12	389,605

	Total Capital Markets	3,927,933

Commercial Banks - 2.3%
10,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (a)(i)	3,900
400,000	Bank of the West/San Francisco CA, Notes, 2.150% due 3/27/12	403,971
400,000	Citibank N.A., Senior Notes, 1.625% due 3/30/11	402,318
	Glitnir Banki HF:
250,000	Notes, 6.330% due 7/28/11 (d)(g)(h)	33,125
373,000	Subordinated Notes, 6.693% due 6/15/16 (a)(d)(g)(h)	224
1,200,000	HSBC Finance Capital Trust IX, Junior Subordinated Notes, 5.911% due 11/30/35 (a)	545,928
484,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(d)	308,580
80,000	Keybank National Association, Senior Notes, 3.200% due 6/15/12	82,537
546,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (d)(g)(h)	4,095
214,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(d)(i)	117,819
100,000	Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium- Term Notes, 7.640% due 9/29/17 (a)(i)	29,027
422,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (d)	327,936
301,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(d)(i)	84,355
138,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)	80,875
892,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	793,653
387,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	285,250
380,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (a)(i)	323,272

	Total Commercial Banks	3,826,865

Consumer Finance - 2.6%
231,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)	136,459
60,000	American Express Credit Corp., Medium-Term Notes, 5.875% due 5/2/13	59,162
100,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	40,349
410,000	Caterpillar Financial Services Corp., Senior Notes, 6.200% due 9/30/13	421,719
	Ford Motor Credit Co.:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Consumer Finance - 2.6% (continued)
	Notes:
$1,507,000	7.375% due 10/28/09	$1,447,261
100,000	5.700% due 1/15/10	94,018
520,000	Senior Notes, 12.000% due 5/15/15	439,933
	GMAC LLC:
17,000	Notes, 5.625% due 5/15/09	16,817
	Senior Notes:
19,000	7.250% due 3/2/11 (d)	16,727
1,011,000	6.625% due 5/15/12 (d)	809,320
122,000	7.500% due 12/31/13 (d)	76,927
46,000	8.000% due 11/1/31 (d)	32,267
96,000	Subordinated Notes, 8.000% due 12/31/18 (d)	38,444
	SLM Corp., Medium-Term Notes:
307,000	5.000% due 10/1/13	199,787
577,000	5.375% due 5/15/14	362,532
69,000	5.050% due 11/14/14	39,793
66,000	5.625% due 8/1/33	26,632

	Total Consumer Finance	4,258,147

Diversified Financial Services - 4.4%
280,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67 (a)(d)	18,179
283,000	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	93,408
	Bank of America Corp.:
30,000	Senior Notes, 2.375% due 6/22/12	30,435
970,000	Subordinated Notes, 5.420% due 3/15/17	684,418
14,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (d)(g)	6,300
	Citigroup Inc.:
	Notes:
530,000	6.500% due 8/19/13	484,119
480,000	6.875% due 3/5/38	409,778
590,000	Subordinated Notes, 5.000% due 9/15/14	404,562
384,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (d)	383,008
	General Electric Capital Corp.:
	Senior Notes:
400,000	2.250% due 3/12/12	404,100
80,000	2.200% due 6/8/12	80,561
1,200,000	6.875% due 1/10/39	942,773
580,000	Subordinated Debentures, 6.375% due 11/15/67 (a)	333,381
110,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(d)	18,150
	JPMorgan Chase & Co.:
320,000	2.125% due 12/26/12	319,950
30,000	Senior Notes, 2.125% due 6/22/12	30,089
	Subordinated Notes:
947,000	6.625% due 3/15/12	987,096
249,000	6.125% due 6/27/17	232,765
500,000	Merna Reinsurance Ltd., Subordinated Notes, 2.970% due 7/7/10 (a)(d)	456,600
570,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	587,028
	TNK-BP Finance SA, Senior Notes:
304,000	7.500% due 7/18/16 (d)	224,960
100,000	6.625% due 3/20/17 (d)	67,500
120,000	7.875% due 3/13/18 (d)	85,800
21,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.793% due 10/1/15	18,795

	Total Diversified Financial Services	7,303,755

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Insurance - 0.4%
	American International Group Inc.:
$250,000	Junior Subordinated Debentures, 6.250% due 3/15/37	$36,250
60,000	Medium-Term Notes, 5.850% due 1/16/18	20,272
160,000	Senior Notes, 8.250% due 8/15/18 (d)	56,313
608,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	325,964
411,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (a)	253,367

	Total Insurance	692,166

Real Estate Investment Trusts (REITs) - 0.0%
45,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	42,525

Real Estate Management & Development - 0.1%
273,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	66,885

	TOTAL FINANCIALS	20,118,276

HEALTH CARE - 2.0%
Health Care Providers & Services - 0.7%
104,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	104,000
150,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	148,125
	HCA Inc.:
	Senior Notes:
17,000	6.300% due 10/1/12	15,130
97,000	6.250% due 2/15/13	83,905
174,000	5.750% due 3/15/14	138,330
36,000	Senior Secured Notes, 9.625% due 11/15/16 (j)	33,480
100,000	Humana Inc., Senior Notes, 7.200% due 6/15/18	84,311
	Tenet Healthcare Corp., Senior Notes:
42,000	9.875% due 7/1/14	39,270
70,000	9.000% due 5/1/15 (d)	71,050
310,000	UnitedHealth Group Inc., Senior Notes, 6.000% due 2/15/18	290,946
	WellPoint Inc.:
140,000	Notes, 7.000% due 2/15/19	143,003
20,000	Senior Notes, 5.875% due 6/15/17	18,806

	Total Health Care Providers & Services	1,170,356

Pharmaceuticals - 1.3%
570,000	Abbott Laboratories, Senior Notes, 5.125% due 4/1/19	584,625
610,000	Pfizer Inc., Senior Notes, 6.200% due 3/15/19	656,812
590,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19 (d)	614,593
263,000	Wyeth, Notes, 5.950% due 4/1/37	253,463

	Total Pharmaceuticals	2,109,493

	TOTAL HEALTH CARE	3,279,849

INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
170,000	Boeing Co., Senior Notes, 6.000% due 3/15/19	179,101
14,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	14,175

	Total Aerospace & Defense	193,276

Airlines - 0.1%
181,512	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	128,873

Building Products - 0.0%
17,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	13,770

Commercial Services & Supplies - 0.2%
21,000	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13	21,333
353,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	359,951

	Total Commercial Services & Supplies	381,284

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Industrial Conglomerates - 0.7%
$1,090,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	$1,066,142

Machinery - 0.0%
30,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	26,700

Road & Rail - 0.1%
41,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14	31,980
125,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16 (d)	121,250

	Total Road & Rail	153,230

	TOTAL INDUSTRIALS	1,963,275

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
20,000	Freescale Semiconductor Inc., Senior Subordinated Notes, 10.125% due 12/15/16	4,900

MATERIALS - 1.7%
Chemicals - 0.1%
14,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20 (g)(h)	3,290
220,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	216,700

	Total Chemicals	219,990

Metals & Mining - 1.4%
330,000	Alcoa Inc., Notes, 6.000% due 7/15/13	294,875
140,000	Barrick Gold Corp., Senior Notes, 6.950% due 4/1/19	148,323
460,000	BHP Billiton Finance USA Ltd., Senior Notes, 6.500% due 4/1/19	500,561
440,000	Evraz Group SA, Notes, 8.875% due 4/24/13 (d)	303,600
138,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	135,432
380,000	Rio Tinto Finance Ltd., Notes, 6.500% due 7/15/18	342,897
	Steel Dynamics Inc., Senior Notes:
25,000	7.375% due 11/1/12	22,437
76,000	6.750% due 4/1/15	60,420
478,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	391,710
230,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (d)	195,500

	Total Metals & Mining	2,395,755

Paper & Forest Products - 0.2%
297,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	296,587

	TOTAL MATERIALS	2,912,332

TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.0%
	AT&T Inc.:
	Global Notes:
320,000	5.500% due 2/1/18	319,992
60,000	5.800% due 2/15/19	61,119
490,000	Senior Bonds, 6.550% due 2/15/39	472,746
25,000	Citizens Communications Co., Senior Bonds, 7.125% due 3/15/19	22,125
391,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	389,897
167,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16 (d)	165,330
249,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	261,246
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	95,250
66,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	53,213
190,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14	184,300
989,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	879,725
1,179,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,194,736
104,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	108,447
330,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (d)	266,475
300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	297,000

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Diversified Telecommunication Services - 3.0% (continued)
$90,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	$90,000

	Total Diversified Telecommunication Services	4,861,601

Wireless Telecommunication Services - 0.8%
160,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	151,701
	Nextel Communications Inc., Senior Notes:
242,000	6.875% due 10/31/13	186,945
467,000	7.375% due 8/1/15	335,656
35,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	35,738
80,000	Rogers Communications Inc., Senior Notes, 6.800% due 8/15/18	83,977
	Sprint Capital Corp.:
30,000	Global Notes, 6.900% due 5/1/19	25,050
	Senior Notes:
498,000	8.375% due 3/15/12	479,947
1,000	8.750% due 3/15/32	765
50,000	Verizon Wireless Capital LLC, Senior Notes, 8.500% due 11/15/18 (d)	59,982

	Total Wireless Telecommunication Services	1,359,761

	TOTAL TELECOMMUNICATION SERVICES	6,221,362

UTILITIES - 2.4%
Electric Utilities - 0.9%
181,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	194,324
436,000	Exelon Corp., Bonds, 5.625% due 6/15/35	300,958
	FirstEnergy Corp., Notes:
214,000	6.450% due 11/15/11	217,473
282,000	7.375% due 11/15/31	241,017
	Pacific Gas & Electric Co.:
200,000	First Mortgage Bonds, 6.050% due 3/1/34	201,339
180,000	Senior Notes, 8.250% due 10/15/18	215,356

	Total Electric Utilities	1,370,467

Independent Power Producers & Energy Traders - 1.1%
	AES Corp., Senior Notes:
38,000	8.875% due 2/15/11	38,095
12,000	7.750% due 3/1/14	11,340
100,000	7.750% due 10/15/15	92,500
530,000	8.000% due 10/15/17	487,600
670,000	8.000% due 6/1/20 (d)	589,600
142,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	105,080
	Edison Mission Energy, Senior Notes:
187,000	7.200% due 5/15/19	136,977
41,000	7.625% due 5/15/27	26,445
50,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (j)	25,875
	NRG Energy Inc., Senior Notes:
20,000	7.250% due 2/1/14	19,350
75,000	7.375% due 2/1/16	72,375
45,000	7.375% due 1/15/17	43,088
28,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	27,811
	TXU Corp., Senior Notes:
159,000	5.550% due 11/15/14	70,755
35,000	6.500% due 11/15/24	10,890
327,000	6.550% due 11/15/34	101,008

	Total Independent Power Producers & Energy Traders	1,858,789

Multi-Utilities - 0.4%
	Dominion Resources Inc., Senior Notes:
415,000	5.700% due 9/17/12	432,795

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
Multi-Utilities - 0.4% (continued)
$210,000	8.875% due 1/15/19	$243,795

	Total Multi-Utilities	676,590

	TOTAL UTILITIES	3,905,846

	TOTAL CORPORATE BONDS & NOTES (Cost - $68,340,177)	56,175,154

SOVEREIGN BONDS - 0.2%
Mexico - 0.2%
396,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	386,496

Uruguay - 0.0%
1	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (j)	1

	TOTAL SOVEREIGN BONDS (Cost - $424,385)	386,497

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.1%
U.S. Government Agencies - 13.9%
691,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (d)	746,709
	Federal Home Loan Bank (FHLB):
2,000,000	1.050% due 2/23/10	2,005,472
	Bonds:
1,200,000	4.000% due 5/15/09	1,201,788
2,570,000	5.375% due 5/15/09	2,575,171
	Global Bonds:
410,000	1.375% due 5/16/11	410,474
345,000	5.500% due 7/15/36	375,510
	Federal Home Loan Mortgage Corp. (FHLMC), Notes:
1,500,000	5.000% due 6/11/09 (b)	1,507,948
10,500,000	0.379% due 10/19/09 (a)(b)	10,497,028
390,000	2.500% due 4/23/14 (b)	389,864
400,000	3.750% due 3/27/19 (b)	402,474
	Federal National Mortgage Association (FNMA):
320,000	Notes, 1.875% due 4/20/12 (b)	321,311
	Subordinated Notes:
100,000	6.250% due 2/1/11 (b)	105,016
80,000	5.250% due 8/1/12 (b)	83,465
	Financing Corp. (FICO) Strip:
270,000	Bonds, zero coupon bond to yield 4.650% due 11/2/18	175,932
	Debentures:
80,000	Zero coupon bond to yield 4.448% due 2/8/18	54,537
290,000	Zero coupon bond to yield 4.470% due 5/11/18	195,200
220,000	Zero coupon bond to yield 4.558% due 8/3/18	145,831
130,000	Zero coupon bond to yield 4.558% due 8/3/18	86,173
120,000	Zero coupon bond to yield 4.558% due 8/3/18	79,544
120,000	Zero coupon bond to yield 4.707% due 3/7/19	76,149
40,000	Zero coupon bond to yield 4.727% due 6/6/19	24,950
	Notes:
400,000	Zero coupon bond to yield 4.480% due 2/8/18	272,686
230,000	Zero coupon bond to yield 4.469% due 4/6/18	155,559
280,000	Zero coupon bond to yield 4.558% due 8/3/18	185,602
20,000	Zero coupon bond to yield 4.848% due 9/26/19	12,202
733,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	801,750

	Total U.S. Government Agencies	22,888,345

U.S. Government Obligations - 3.2%
429,000	U.S. Treasury Bonds, 8.875% due 8/15/17	608,778

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT	SECURITY	VALUE
U.S. Government Obligations - 3.2% (continued)
	U.S. Treasury Notes:
$930,000	1.750% due 3/31/14	$919,829
850,000	2.750% due 2/15/19	823,567
5,570,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24	2,922,479

	Total U.S. Government Obligations	5,274,653

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $27,701,146)	28,162,998

U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.4%
	U.S. Treasury Bonds, Inflation Indexed:
251,199	2.000% due 1/15/26 (k)	235,970
524,963	2.375% due 1/15/27 (k)	520,041
1,245,621	1.750% due 1/15/28 (k)	1,124,951
1,551,411	2.500% due 1/15/29	1,584,379
1,264,739	3.875% due 4/15/29	1,524,010
	U.S. Treasury Notes, Inflation Indexed:
922,487	2.000% due 1/15/16	940,360
171,238	2.500% due 7/15/16	180,924
1,085,069	2.625% due 7/15/17 (k)	1,164,754

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $7,287,028)	7,275,389

SHARES
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Consumer Finance - 0.0%
229	Preferred Blocker Inc., 7.000% (d) (Cost - $47,402)	68,714

CONTRACTS
PURCHASED OPTION - 0.0%
8	Eurodollar Futures, Call @ $99.00, expires 6/15/09 (Cost - $1,436)	2,200

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $208,641,022)	186,117,703

FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.1%
U.S. Government Agency - 0.9%
$1,400,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09 (b)(l) (Cost - $1,399,177)	1,399,177

U.S. Government Obligation - 0.2%
400,000	U.S. Treasury Bills, 0.150% due 6/25/09 (l) (Cost - $399,909)	399,909

	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,799,086)	1,799,086

	TOTAL INVESTMENTS - 113.8% (Cost - $210,440,108#)	187,916,789
	Liabilities in Excess of Other Assets - (13.8)%	(22,819,511)

	TOTAL NET ASSETS - 100.0%	$165,097,278

(a)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(b)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Subsequent to the reporting period, this security went into default.

(g)	Illiquid security.

(h)	Security is currently in default.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GMAC	— General Motors Acceptance Corp.

MASTR	—Mortgage Asset Securitization Transactions Inc.

PAC	—Planned Amortization Class

STRIPS	—Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
14	Eurodollar Futures, Put	6/15/09	$97.25	$88
13	Eurodollar Futures, Put	6/15/09	98.75	650
17	Eurodollar Midcurve 1-Year Futures, Put	5/15/09	98.00	1,063
35	U.S. Treasury 5-Year Notes Futures, Call	5/22/09	118.00	9,023
26	U.S. Treasury 5-Year Notes Futures, Put	5/22/09	116.00	6,906
3	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	125.00	281
8	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	127.00	375
54	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	124.00	8,438
8	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	119.00	3,125
39	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	120.00	24,984
8	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	124.00	26,000
7	U.S. Treasury 30-Year Bonds Futures, Call	5/22/09	131.00	1,203
13	U.S. Treasury Bonds Futures, Call	5/22/09	128.00	4,672
3	U.S. Treasury Bonds Futures, Put	5/22/09	124.00	8,484

	Total Written Options (Premiums Received - $176,029)			$95,292

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Statement of Financial Accounting Standards No. 157 (“FAS 157”) establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	April 30, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$187,916,789	$70,914	$187,442,787	$403,088
Other Financial Instruments*	(432,636)	1,873	(434,509)	—

Total	$187,484,153	$72,787	$187,008,278	$403,088

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of July 31, 2008	$672,990
Accrued Premiums/Discounts	61
Realized Gain (Loss)	495
Change in unrealized appreciation (depreciation)	(206,604	) (1)
Net purchases (sales)	(130,757)
Transfers in and/or out of Level 3	66,903

Balance as of April 30, 2009	$403,088

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(877,587	) (1)

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or for the purpose of enhancing returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment

Notes to Schedule of Investments (unaudited) (continued)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(g) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(i) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(m) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2009 the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,298,110
Gross unrealized depreciation	(26,821,429)

Net unrealized depreciation	$(22,523,319)

At April 30, 2009 the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	6	6/09	$1,466,127	$1,485,825	$19,698
90-Day Eurodollar	49	9/09	12,087,152	12,128,113	40,961
90-Day Eurodollar	24	3/10	5,912,520	5,920,500	7,980
90-Day Eurodollar	16	9/10	3,929,985	3,927,400	(2,585)
U.S. Treasury 2-Year Notes	46	6/09	9,988,754	10,007,156	18,402
U.S. Treasury 5-Year Notes	230	6/09	27,017,567	26,942,344	(75,223)
U.S. Treasury 30-Year Bonds	19	6/09	2,399,976	2,328,687	(71,289)

					(62,056)

Contracts to Sell:
U.S. Treasury 10-Year Notes	76	6/09	$9,350,471	$9,191,250	$159,221

Net Unrealized Gain on Open Futures Contracts					$97,165

During the period ended April 30, 2009 written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums Received
Written options, outstanding July 31, 2008	—	—
Options written	8,401,090	$952,634
Options closed	(8,400,192)	(230,181)
Options expired	(650)	(546,424)

Written options, outstanding April 30, 2009	248	$176,029

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2009 the Fund held TBA securities with a total cost of $24,326,219.

At April 30, 2009 the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc. (CDX North America Crossover Index)	$5,606,686	6/20/13	3.500% quarterly	$(227,907)	$(191,261)	$(36,646)
Barclays Capital Inc. (CDX North America Crossover Index)	2,537,600	12/20/12	0.600% quarterly	(137,574)	(114,369)	(23,205)
Barclays Capital Inc. (CDX North America Crossover Index)	1,100,000	6/20/14	1.000% quarterly	(31,676)	(37,818)	6,142
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	1,606,627	7/25/45	0.180% monthly	(494,038)	(101,100)	(392,938)
Goldman Sachs Group Inc. (CDX Crossover Index)	600,000	6/20/14	1.000% quarterly	(17,278)	(20,918)	3,640
Morgan Stanley & Co. Inc. (Dow Jones CDX Crossover Index)	500,000	6/20/14	5.000% quarterly	24,725	16,227	8,498

Net unrealized depreciation on sales of credit default swaps on credit indices						$(434,509)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 24, 2009

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	June 24, 2009